Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

SKY HARBOUR LLC

AND

THE HOLDERS

DATED AS OF SEPTEMBER 14, 2021

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS		1
1.1	Defined Terms	1
ARTICLE II INTERPRETATION		5
2.1	General Interpretive Principles	5
ARTICLE III SHELF AND DEMAND REGISTRATION		6
3.1	Shelf Registration.	6
3.2	Demand Registration	6
3.3	Effective Registration	7
3.4	Registration Statement Form	7
3.5	Withdrawal and Cancellation of Registration	7
ARTICLE IV PIGGYBACK REGISTRATIONS		8
4.1	Holder Piggyback Registration	8
4.2	Withdrawals	8
ARTICLE V UNDERWRITTEN OFFERINGS		9
5.1	Election of Underwritten Offerings by Major Holders	9
5.2	Piggyback Underwritten Offerings	10
5.3	Participation in Underwritten Offerings	11
5.4	Selection of Underwriters	11
5.5	Withdrawal from Underwritten Offerings	11
ARTICLE VI SUSPENSION PERIODS		12
6.1	Company Suspension Period	12
ARTICLE VII REGISTRATION PROCEDURES		13
7.1	Company Obligations	13
7.2	Holder Obligations	15
ARTICLE VIII INDEMNIFICATION		16
8.1	Indemnification by the Company	16
8.2	Indemnification by the Holders	17
8.3	Notice of Claims, Etc.	18
8.4	Contribution	18
ARTICLE IX REGISTRATION EXPENSES		19
9.1	Registration Expenses	19
ARTICLE X MISCELLANEOUS		19
10.1	Notice Generally	19
10.2	Priority on Demand Registrations	21
10.3	Rule 144 and Regulation S Compliance	21
10.4	Successors and Assigns	22
10.5	Amendments; Waivers	22
10.6	Calculations of Beneficial Ownership	22
10.7	No Third Party Beneficiaries	22
10.8	Remedies	22
10.9	Termination of Registration Rights	22
10.1	Severability	23
10.11	Headings	23
10.12	Governing Law; Jurisdiction	23
10.13	Counterparts and Facsimile Execution	23
10.14	Entire Agreement	23
10.15	Further Assurances	23
10.16	Authorship	23

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this agreement, as it may be amended, supplemented or restated from time to time in accordance with its terms, this “Agreement”), dated as of September 14, 2021, by and among Sky Harbour LLC, a Delaware limited liability company (the “Company”) and the Holders (as hereinafter defined).

ARTICLE I

    DEFINITIONS

1.1    Defined Terms.

As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 8.3.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Alternative Equity Financing Warrant” has the meaning assigned to such term in that certain Series B Preferred Unit Purchase Agreement, dated as of August 1, 2021, by and among the Company and the other parties thereto (the “Purchase Agreement”).

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers and the staff thereof.

“Common Units” means the Common Units (as defined in the LLC Agreement), and any common stock or any common equity security of the Company Public Entity into which Common Units are reclassified or reconstituted or for which Common Units are exchanged.

“Company” (i) has the meaning assigned to such term in the introductory paragraph to this Agreement and (ii) following the Qualified Public Event, the Company Public Entity.

“Company Indemnified Person” has the meaning assigned to such term in Section 8.2.

“Company Public Entity” means the Company, its successor, a parent, or a Subsidiary that becomes publically traded in the Qualified Public Event.

“Demand Registration” has the meaning assigned to such term in Section 3.2(a).

“Demand Request” has the meaning assigned to such term in Section 3.2(a).

“DeSPAC Transaction” means a merger or other business combination of the Company with a public special purpose acquisition company listed on the New York Stock Exchange or the NASDAQ Stock Market (including through an Up-C structure).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Founder Unit” has the meaning assigned to such term in the LLC Agreement.

“Holder Fault” have the meanings assigned to such terms in Section 8.1.

“Holders” means any holder of Registrable Securities that is a party to this Agreement or that succeeds to the rights hereunder pursuant to Section 10.4.

“Indemnified Person” has the meaning assigned to such term in Section 8.1.

“Indemnitee” has the meaning assigned to such term in Section 8.3.

“Launch Date” means, with respect to an Underwritten Offering, the commencement of marketing activities or, if no such marketing activities are contemplated, the earliest of (x) the filing of a preliminary Prospectus covering such Underwritten Offering, (y) the public announcement of the Company’s intention to conduct such Underwritten Offering, and (z) the public announcement of the pricing of such Underwritten Offering.

“Lead Investor Warrants” has the meaning assigned to such term in the Purchase Agreement.

“LLC Agreement” means the Second Amended and Restated LLC Agreement of the Company dated on or about the date hereof, as amended or restated from time to time in accordance with its terms.

“Long-Form Registration Statement” means a registration statement on Form S‑1 (or successor form or similar long-form registration statement) under the Securities Act.

“Loss” and “Losses” have the meanings assigned to such terms in Section 8.1.

“Major Holder” means a Major Member, as such term is defined in the LLC Agreement..

“Participating Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to the terms hereof.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Piggyback Registration” has the meaning assigned to such term in Section 4.1.

“Piggyback Request” has the meaning assigned to such term in Section 4.1.

“Prospectus” means any prospectus included in any Registration Statement, all amendments and supplements to any such prospectus and all material incorporated by reference in any such prospectus.

“Qualified Public Event” means any of (a) the closing of the first bona fide underwritten public offering of the Common Units with gross proceeds to the Company Public Entity in excess of $50 million, (b) the closing of a DeSPAC Transaction, or (c) a direct listing or other event in which the Common Units become listed on the New York Stock Exchange, the NASDAQ Stock Market or such other securities exchange approved by the Series B Requisite Majority.

“Reduction Securities” has the meaning assigned to such term in Section 10.2.

“register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a Registration Statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such Registration Statement under the Securities Act.

“Registrable Securities” means (i) any Common Units issued or issuable upon conversion of the Series B Preferred Units and the Series A Preferred Units beneficially owned by the Holders as of the date hereof as well as any securities issued under and the warrants issued by the Company in connection with the Lead Investor Warrants and the Alternative Equity Financing Warrant, each as defined in the Purchase Agreement, (ii) any Common Units issued or issuable with respect to any units described in clause (i) by way of a unit or stock dividend or unit or stock split, (iii) any securities of the Company Public Entity into which the Common Units described in clauses (i) or (ii) and the Series B Preferred Units may be converted or exchanged pursuant to any merger, consolidation, sale of assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such securities received by a Holder upon the conversion or exchange of other securities held by such Holder) and (iv) solely for purposes of Article IV and Sections 5.2, 5.3, 5.4 and 5.5, (a) Founder Units, (b) any Founder Units issued or issuable with respect to any Founder Units by way of a unit dividend or unit split and (c) any securities of the Company Public Entity into which Founder Units described in clause (a) or (b) may be converted or exchanged pursuant to any merger, consolidation, sale of assets, corporate conversion or other extraordinary transaction of the Company held by a Holder (whether now held or hereafter acquired, and including any such securities received by a Holder upon the conversion or exchange of other securities held by such Holder); provided, however, that any securities shall cease to constitute “Registrable Securities” for purposes of this Agreement to the extent that: (1) a Registration Statement with respect to the sale of such Registrable Securities shall have been declared effective under the Securities Act and such Registrable Securities shall have been disposed of pursuant such Registration Statement, (2) such Registrable Securities shall have been distributed, sold or otherwise transferred to any Person (other than an Affiliate) pursuant to Rule 144, Regulation S or another applicable exemption from the Securities Act, and shall no longer bear a legend restricting transfer under the Securities Act and subsequent public distribution of them shall not require registration under the Securities Act, (3) such Registrable Securities are no longer outstanding or (4) with respect to the Registrable Securities held by any Holder, together with its Affiliates, the later to occur of (A) the five (5) year anniversary of the closing date of the Qualified Public Event, (B) the occurrence of a Liquidation Event as defined in the LLC Agreement, except to the extent the Company is acquired by a third party in a transaction other than for cash and holders of a majority of the outstanding Series A Preferred Units and Series B Preferred Units (voting together as single class on an as-converted basis) do not consent that such securities shall cease to be Registrable Securities hereunder or otherwise approve alternative registration rights to be applied to such securities, and (C) the date on which such Holder, together with its Affiliates, is permitted to sell all such Registrable Securities held by such Holder in any three-month period pursuant to Rule 144 without regard to the volume and manner of sale limitations contained thereunder.

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the rules and regulations promulgated under the Securities Act, including any Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Regulation S” means Regulation S (or any successor thereto) promulgated under the Securities Act.

“Requesting Holder(s)” has the meaning assigned to such term in Section 3.2(a).

“Rule 144” means Rule 144 (or any successor thereto) promulgated under the Securities Act.

“Rule 415” means Rule 415 (or an successor thereto) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Series A Preferred Units” has the meaning assigned to such term in the LLC Agreement.

“Series B Preferred Units” has the meaning assigned to such term in the LLC Agreement.

“Series B Requisite Majority” means the holders of a majority of the outstanding Series B Preferred Units, which majority must include BOC YAC Funding LLC (or its affiliates) for so long as BOC YAC Funding LLC (or its affiliates) holds either (i) at least twenty percent (20%) of the number of Series B Preferred Units outstanding as of the date of this Agreement or (ii) eight hundred three (803) Series B Preferred Units.

“Shelf Registration Statement” means, if the Company is then eligible, a Short-Form Registration Statement for an offering to be made on a continuous or delayed basis pursuant to Rule 415 under the Securities Act.

“Short-Form Registration Statement” means a registration statement on Form S-3 (or successor form or similar short-form registration statement that permits forward incorporation of substantial information by reference to other documents filed by the issuer with the Commission) under the Securities Act.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person.

“Suspension Period” has the meaning assigned to such term in Section 6.1(a).

“Underwritten Offering” means a public offering of securities registered under the Securities Act in which an underwriter participates in the distribution of such securities, including on a firm commitment basis for reoffer and resale to the public.

“Underwritten Offering Request” has the meaning assigned to such term in Section 5.1(a).

ARTICLE II

INTERPRETATION

2.1    General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the Section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms “hereof,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to “Sections” refer to Sections of this Agreement. The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”

ARTICLE III

SHELF AND DEMAND REGISTRATION

3.1    Shelf Registration. As soon as reasonably practicable following the completion of a DeSPAC Transaction, and in any event within 45 days thereof, the Company shall prepare and file, and shall thereafter use its reasonable best efforts to make and keep effective (including by renewing or refiling upon expiration), a Registration Statement permitting the resale from time to time on a delayed or continuous basis pursuant to Rule 415 by the Holders of the Registrable Securities, which Registration Statement shall be filed on (a) a Short-Form Registration Statement if the Company is eligible for such filing, or (b) a Long-Form Registration Statement if the Company is not then eligible to file a Short-Form Registration Statement.

3.2    Demand Registration.

(a)    Subject to the other provisions hereof, including this Section 3.2 and Article VI, beginning on the date that is 120 days following the consummation of the Qualified Public Event, any Holder or group of Holders (each, a “Requesting Holder” and collectively, the “Requesting Holders”), may, from time to time, make a written request to the Company (a “Demand Request”) that the Company effect the registration under the Securities Act of any specified number of Registrable Securities held by the Requesting Holder(s) (a “Demand Registration”); provided, that such Requesting Holder, or the Requesting Holders collectively, hold more than $10,000,000 of the Registrable Securities outstanding as of the date of the Demand Request and that at least one Requesting Holder holds $5,000,000 or more of the Registrable Securities outstanding as of the date of the Demand Request; and provided, further, that the Holders shall be limited to two (2) Demand Requests in any twelve (12) month period. Each Demand Request shall specify the kind and aggregate amount of Registrable Securities to be registered and the intended methods of distribution.

(b)    Promptly upon receipt of any Demand Request (but in no event more than five (5) Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Demand Request to all Holders other than the Requesting Holders, and the Company shall include in such Demand Registration Statement all Registrable Securities that the Requesting Holders requested to be registered along with all Registrable Securities with respect to which the Company has received written requests for inclusion therein from all other Holders within fifteen (15) Business Days after the date that the Demand Notice has been delivered. All requests made pursuant to this Section 3.2(b) shall specify the aggregate amount of Registrable Securities to be registered and the intended method of distribution of such securities. If any Holder other than a Requesting Holder does not deliver a notice within fifteen (15) Business Days after the delivery of the Demand Notice, such Holder shall be deemed to have irrevocably waived any and all rights under this Section 3.2(b) with respect to such registration.

(c)    Subject to the other provisions hereof, including this Section 3.2 and Article VI, as promptly as reasonably practicable following receipt of a Demand Request (and in any event not later than (i) forty-five (45) days in the case of a Short-Form Registration Statement and (ii) sixty (60) days in the case of a Long-Form Registration Statement), the Company shall prepare and file with the Commission a Registration Statement covering the resale at any time or from time to time, pursuant to Rule 415, of all Registrable Securities requested to be included thereon pursuant to this Section 3.2. The Company shall use its reasonable best efforts to cause any such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof with the Commission and to keep such Registration Statement current and effective for a period necessary for the completion of the resale of the Registrable Securities registered thereon.

(d)    Notwithstanding the foregoing, the Company shall not be obligated to file a Registration Statement relating to any Demand Request (i) within one hundred eighty (180) days after the effective date of any Demand Registration Statement or (ii) if a Shelf Registration Statement is then effective, and such Shelf Registration Statement may be utilized by the Requesting Holder(s) and all other Holders in accordance with Section 3.2(b) for the offering and sale of all of their Registrable Securities without a requirement under the Commission’s rules and regulations for a post-effective amendment thereto.

3.3    Effective Registration. A registration shall not count as a Demand Registration under this Agreement unless the related Registration Statement has been declared effective under the Securities Act and has remained effective until such time as the earliest to occur of (i) the date on which all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Participating Holders and (ii) the first anniversary of the date that such Registration Statement becomes effective, not including any Suspension Periods.

3.4    Registration Statement Form. Demand Registrations shall be on such appropriate registration form of the Commission that the Company is then eligible to use (i) as reasonably requested by the Requesting Holder(s) and (ii) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the applicable Holders’ requests for such registration. Subject to the provisions hereof, including Article VI, the Company shall (i) cause a Shelf Registration Statement to include a resale Prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the applicable class or series of Registrable Securities held by such Holder without restriction under the Securities Act, (ii) use its reasonable best efforts to prepare and file with the Commission such supplements, amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for so long as the securities registered thereunder constitute Registrable Securities (but in no event for a period of more than one year), and (iii) use its reasonable best efforts to cause the resale Prospectus to be supplemented by any Prospectus supplement required in order for such Holders to sell their Registrable Securities without restriction under the Securities Act.

3.5    Withdrawal and Cancellation of Registration. Any Participating Holder in a Demand Registration pursuant to this Article III may withdraw all or any portion of its Registrable Securities from a Demand Registration by providing written notice to the Company at least two (2) Business Days prior to the anticipated effective date of the applicable Demand Registration Statement. The Company shall continue its reasonable best efforts to secure effectiveness of the applicable Demand Registration Statement in respect of the Registrable Securities of any other Participating Holder that has requested inclusion in the Demand Registration Statement pursuant to this Article III; provided, however, that, in the event that the Registrable Securities remaining in such Demand Registration Statement represent less than 25% of the Common Units requested by the Requesting Holders in the Demand Request to be included in such Demand Registration Statement, the Company shall immediately cease all efforts to secure effectiveness of the applicable Demand Registration Statement and such Demand Registration shall not be counted as a Demand Registration under this Agreement.

ARTICLE IV

PIGGYBACK REGISTRATIONS

4.1    Holder Piggyback Registration. If the Company proposes to file (i) a new Registration Statement or (ii) a supplement or amendment to an existing Registration Statement, in each case with respect to an offering of Common Units for its own account or for the account of holders of equity securities (other than the Holders) of the Company (except pursuant to registrations in connection with any merger, acquisition or other business combination or registrations on Form S‑4 or any successor form, on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan, an offering of securities solely to then existing securityholders of the Company, a dividend reinvestment plan or an exchange offer) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then the Company shall give written notice of such proposed filing to the Holders not less than fifteen (15) Business Days before the anticipated filing date, describing in reasonable detail the proposed registration (including the number and class or series of securities proposed to be registered, the proposed date of filing of such Registration Statement and any proposed means of distribution of such securities), and offering such Holders the opportunity to register such number of Registrable Securities as each such Holder may request in writing (each a “Piggyback Registration”). Subject to Section 6.1, upon the written request of any Holder (a “Piggyback Request”) received by the Company no later than fifteen (15) Business Days after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of such Holder’s Registrable Securities (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company shall cause such Registrable Securities as to which registration shall have been so requested to be included in the Registration Statement proposed to be filed by the Company on the same terms and conditions as the securities otherwise being sold pursuant to such registration; provided, however, that notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of any other Holder, delay or abandon the proposed registration in which any Holder had requested to participate pursuant to this Section 4.1 or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related Registration Statement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify in writing each Holder that has delivered a Piggyback Request and the Company shall incur no liability for its failure to complete any such registration.

4.2    Withdrawals. Each Holder shall have the right to withdraw its request for inclusion of all or any of its Registrable Securities in any Registration Statement pursuant to this Article IV by giving written notice to the Company of its request to withdraw in accordance with Section 10.1; provided, however, that (i) such request must be made in writing at least two (2) Business Days prior to the earlier of the execution of an underwriting agreement, if any, and the effective date of the applicable Registration Statement and (ii) such withdrawal shall be irrevocable.

ARTICLE V

UNDERWRITTEN OFFERINGS

5.1    Election of Underwritten Offerings by Major Holders.

(a)    Upon the Company’s receipt of a written request of any Major Holder or group of Major Holders from time to time for an Underwritten Offering under a Registration Statement filed in accordance with the terms of this Agreement (an “Underwritten Offering Request”), the Company shall (A) promptly (but in no event more than five (5) Business Days thereafter) give written notice of such Underwritten Offering Request to all Holders other than such Major Holder(s) and (B) cooperate with such Major Holder(s) and any underwriter, as well as any other Holders that have requested that their Registrable Securities be included in such Underwritten Offering within fifteen (15) Business Days after receiving the notice from the Company in clause (A) above, in effecting an Underwritten Offering under any Registration Statement filed pursuant to this Agreement as promptly as reasonably practicable following receipt of such Underwritten Offering Request; provided, however, that Major Holders shall not be entitled to make in the aggregate more than two (2) Underwritten Offering Requests that result in priced Underwritten Offerings during the term of this Agreement. Each Underwritten Offering Request will specify the number of Registrable Securities proposed by the Major Holder(s) to be included in such Underwritten Offering, the intended method of distribution and the estimated gross proceeds of such Underwritten Offering, which may not be less than $5,000,000 in the case of an Underwritten Offering under a Short-Form Registration Statement and $10,000,000 in the case of a Long-Form Registration Statement.

(b)    Notwithstanding any other provision of this Section 5.1, in the case of an Underwritten Offering pursuant to an Underwritten Offering Request, if the managing underwriter or underwriters of an Underwritten Offering advise the selling Holders that, in its or their good faith opinion, the number of securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have a material and adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the securities to be included in such Underwritten Offering (i) first, shall be allocated pro rata among the Major Holders participating in the Underwritten Offering based on the relative number of Registrable Securities then held by each such Major Holder (provided that any securities thereby allocated to a Major Holder that exceed such Major Holder’s request shall be reallocated among the remaining Major Holders or other Participating Holders, as applicable, in like manner), (ii) next, and only if all the securities referred to in clause (i) have been included, shall be allocated pro rata among Participating Holders other than the Major Holders, up to the number of securities that the Participating Holders other than the Major Holders propose to include in such Underwritten Offering that, in the good faith opinion of the managing underwriter or underwriters can be sold without having such material and adverse effect, and (iii) next, and only if all the securities referred to in clauses (i) and (ii) have been included, shall be allocated pro rata among the Company and any other shareholder that has a right to participate in such Underwritten Offering, up to the number of securities that the Company and any such other shareholder proposes to include in such Underwritten Offering that, in the good faith opinion of the managing underwriter or underwriters can be sold without having such material and adverse effect. Notwithstanding the foregoing, in no event shall (x) the number of Registrable Securities included in the Underwritten Offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (y) the number of Registrable Securities included in the Underwritten Offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such Underwritten Offering is conducted in connection with the Qualified Public Event, in which case the Major Holders and other Participating Holders may be excluded further if the managing underwriter or underwriters make the good faith determination described above and no other stockholder’s securities are included in such Underwritten Offering.

(c)    The Company will have the right to delay an Underwritten Offering by any Major Holder(s) following receipt of an Underwritten Offering Request if the Company intends to effect its own Underwritten Offering by giving the Requesting Holder(s) written notice of such intent (a “Stand-Down Notice”), whereby the Company’s obligation to cooperate with the Requesting Holder(s) and any underwriter in effecting an Underwritten Offering shall be suspended until the Resumption Date (as defined below); provided, however, that (x) the Company will not be entitled to deliver a Stand-Down Notice in respect of an Underwritten Offering Request later than 5 p.m. New York time on the next Business Day following receipt of such Underwritten Offering Request; (y) the Company will not be entitled to more than one (1) Stand-Down Notice in any twelve (12) month period; and (z) the Company will be deemed to have rescinded the Stand-Down Notice automatically, whereby the Company’s obligation to cooperate with the Requesting Holder(s) and any underwriter in effecting an Underwritten Offering shall resume, if (I) the Launch Date in respect of the Company’s Underwritten Offering has not occurred by the end of the tenth (10th) Business Day after the date of the Underwritten Offering Request or (II) the Company’s Underwritten Offering has not been priced by the end of the fifth (5th) Business Day after the Launch Date (the date following automatic rescission of a Stand-Down Notice pursuant to either clause (I) and clause (II) above, a “Resumption Date”). The Holders acknowledge and agree that the receipt of any Stand-Down Notice may constitute material non-public information regarding the Company and shall keep the existence and contents of any Stand-Down Notice confidential.

5.2    Piggyback Underwritten Offerings. In connection with any Underwritten Offering of the Company’s equity securities pursuant to Section 4.1, the Company shall not be required to include any Registrable Securities in such Underwritten Offering unless such selling Holders accept the terms of the Underwritten Offering as agreed upon between the Company and its underwriters. In connection with any proposed Underwritten Offering of Registrable Securities included in a Piggyback Registration pursuant to Section 4.1, if the managing underwriter or underwriters of such proposed Underwritten Offering informs the Company in writing (a copy of which shall be provided to the Holders) that, in its or their good faith opinion, the number of Registrable Securities and other securities requested to be included in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have a material and adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be allocated as follows: (i) first, the securities proposed to be sold in such Underwritten Offering by the Company for its own account, and (ii) second, the number of Registrable Securities that, in the good faith opinion of such managing underwriter or underwriters, can be sold without having such material and adverse effect, with such number to be allocated pro rata among the Participating Holders based on the relative number of Registrable Securities then held by each such Participating Holder (provided that any securities thereby allocated to a Participating Holder that exceed such Participating Holder’s request shall be reallocated among the remaining Participating Holders in like manner); provided, however, that the number of Registrable Securities to be included in such Underwritten Offering (a) shall not be reduced unless all other securities to be sold by other shareholders are first entirely excluded from such Underwritten Offering and (b) shall not be reduced below twenty percent (20.0%) of the total number of securities included in such Underwritten Offering; provided, further, that the Company shall not be required to include any Registrable Securities in the Registration Statement related to an Underwritten Offering conducted in connection with the Qualified Public Event so long as no equity securities of the Company are registered for resale for the account any other securityholder of the Company in such Registration Statement.

5.3    Participation in Underwritten Offerings. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) promptly completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be several and not joint, and limited to an amount equal to the net proceeds from the Underwritten Offering received by such Holder.

5.4    Selection of Underwriters. In the case of an Underwritten Offering under Section 5.1, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined in good faith by the Major Holder(s) holding the majority of Registrable Securities to be included in an Underwritten Offering, and such Major Holder(s) shall have the right to select one or more underwriters for such Underwritten Offering; provided, that any underwriter must be approved by the Company, which approval will not be unreasonably withheld, conditioned or delayed. In the case of any Underwritten Offering under Section 4.1, the Company shall have the sole right to determine the underwriters and all other matters affecting the Underwritten Offering, including the price, underwriting discount and other financial terms of the Underwritten Offering.

5.5    Withdrawal from Underwritten Offerings. In the case of any Underwritten Offering under Section 4.1 or Section 5.1, any Holder may elect to withdraw all or part of its Registrable Securities from such Underwritten Offering by giving written notice to the Company of its request to withdraw; provided, that (i) such request must be made in writing at least two (2) Business Days prior to the earlier of the anticipated Launch Date and the anticipated pricing or trade date of such Underwritten Offering and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder shall no longer have any right to include Registrable Securities in the Underwritten Offering as to which such withdrawal was made. In the case of any withdrawal by a Holder in connection with an Underwritten Offering under Section 5.1, the Company shall continue to cooperate with the other Participating Holders in such Underwritten Offering; provided, that in the event that the estimated gross proceeds from such Underwritten Offering are reasonably expected to be less than the applicable minimum amount set forth in Section 5.1(a) due to any such withdrawal(s), the Company shall immediately cease all efforts with respect to such Underwritten Offering. In the case of an Underwritten Offering that is abandoned in accordance with the immediately preceding sentence, the Company shall not be obligated to pay for any expenses in connection with such Underwritten Offering (in which case the withdrawing Holders shall bear such expenses on a pro rata basis), unless the Major Holders agree (by vote of a majority-in-interest of Registrable Securities held by Major Holders) to forfeit their right to one of the Underwritten Offering Requests provided by Section 5.1(a).

ARTICLE VI

SUSPENSION PERIODS

6.1    Company Suspension Period.

(a)    Notwithstanding anything to the contrary in this Agreement, if the Company furnishes to the Holders requesting a registration under this Agreement a certificate signed by an officer of the Company stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for a Registration Statement to be filed pursuant to this Agreement or to either become effective or remain effective for as long as such Registration Statement otherwise would be required to remain effective, or to allow the Holders to sell securities pursuant to such Registration Statement, because such action would: (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) based on the reasonable advice of the Company’s counsel, require premature disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and/or to require such Holders not to sell securities pursuant to a Registration Statement or other document or otherwise suspend the use of effectiveness of such Registration Statement or other document, for a period of not more than sixty (60) days (a “Suspension Period”) after the request to such Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such Suspension Period.

(b)    In the event of any suspension pursuant to this Article VI, the Company shall use its reasonable best efforts to keep the Holders apprised of the estimated length of the anticipated delay and such information shall be kept confidential and used by the Holders solely for purposes of planning in connection with the exercise of their rights hereunder. The Company will notify the Holders in writing promptly upon the termination of the Suspension Period(and in any event no less than one (1) Business Day following such termination). Upon notice by the Company to the Holders of any determination to commence a Suspension Period, the Holders shall, except as required by applicable law, including any disclosure obligations under Section 13 of the Exchange Act, keep the fact of any such Suspension Period strictly confidential, and during any Suspension Period, promptly halt any offer, sale, trading or transfer of any Common Units for the duration of the Suspension Period under the applicable Registration Statement until the Company has provided written notice to the Holders that the Suspension Period has been terminated.

(c)    After the expiration of any Suspension Period and without any further request from any Holder, the Company shall as promptly as reasonably practicable prepare a Registration Statement or post-effective amendment or supplement to the applicable Demand Registration Statement or Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include a material misstatement or omission and will be effective and useable for resale of Registrable Securities.

ARTICLE VII

REGISTRATION PROCEDURES

7.1    Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it shall:

(a)    provide the Participating Holders and their respective counsel a reasonable opportunity to review any Registration Statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission and consider their comments in good faith;

(b)    prepare and file with the Commission such amendments and supplements to any such Registration Statement, and the Prospectus used in connection with such Registration Statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such Registration Statement;

(c)    furnish to the Participating Holders such number of conformed copies of such Registration Statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Participating Holder more than two copies of such exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such Registration Statement or Prospectus, as the Participating Holders reasonably may request;

(d)    use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Participating Holders reasonably shall request, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(e)    promptly notify the Participating Holders in writing, at any time when a Prospectus or Prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the Registration Statement or supplementing of the Prospectus, and, as promptly as practicable (subject to Article VI ), prepare and file with the appropriate authorities in the applicable jurisdictions, and furnish to the Participating Holders a reasonable number of copies of, a supplement or amendment to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such Registration Statement, each Holder agrees that it shall not enter into any transaction for the sale of any Registrable Securities pursuant to such Registration Statement during the time after the furnishing of the Company’s written notice that the Company is preparing a supplement to or an amendment of such Prospectus or Registration Statement and until the filing and effectiveness thereof;

(f)    promptly notify the Participating Holders and the managing underwriter, if any, in writing of (i) the time when such Registration Statement has been declared effective or a supplement to any related Prospectus has been filed, and (ii) the any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus;

(g)    promptly notify the Participating Holders and the managing underwriter, if any, in writing of issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

(h)    use reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus and, if any such order is issued, use reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment;

(i)    in the event of an Underwritten Offering of Registrable Securities pursuant to Article V, enter into customary agreements (including underwriting agreements in customary form) and take such other actions (including participating in road show presentations and otherwise engaging in such reasonable marketing support in connection with any such Underwritten Offering, including the obligation to make its executive officers reasonably available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities; provided, however, that the Company shall not be required to participate in any road show presentations or otherwise provide marketing support except (i) in connection with the first Demand Registration made following the date of this Agreement and (ii) in connection with any Underwritten Offering in which the expected proceeds from the sale of the Registrable Securities included in such Underwritten Offering are reasonably expected to be at least $30 million; provided, further, that the Company shall not be required to participate in any road show presentations with respect to more than two registered offerings of Registrable Securities in any 18-month period;

(j)    make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter reasonable and customary access to its books and records and reasonable opportunities to discuss the Company’s business and financial statements with its officers, counsel and independent certified public accountants, in each case as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that (i) any such diligence shall be conducted to minimize any disruption to the operation by the Company of its business and shall comply with all the Company safety and access rules, (ii) records and information obtained hereunder shall be used only to exercise their due diligence responsibility and (iii) the Company may condition any such access or inspection on entry into a customary confidentiality agreement;

(k)    in connection with any Underwritten Offering of Registrable Securities pursuant to Article V, use reasonable best efforts to obtain for delivery to Participating Holders and to the underwriters (i) opinion or opinions of counsel to the Company and (ii) comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72 (or any successor thereto), each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, for Underwritten Offerings and in form, substance and scope reasonably satisfactory to such Holders and underwriters or agents and their counsel;

(l)    use its reasonable best efforts to cause all Registrable Securities covered by the applicable Registration Statement to be listed or quoted on a national securities exchange or trading system and each securities exchange and trading system, if any, on which similar securities issued by the Company are then listed;

(m)    provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number of all such Registrable Securities, in each case not later than the effective date of such registration;

(n)    reasonably cooperate with each seller of Registrable Securities and any underwriter in the disposition of such Registrable Securities and with underwriters’ counsel, if any, in connection with any filings required to be made with FINRA; and

(o)    reasonably cooperate with the Participating Holders and the managing underwriter, underwriters or agent, if any, to facilitate the removal or modification of any restrictive legends attached to any Registrable Securities registered hereunder.

7.2    Holder Obligations. Each Holder agrees that it shall (and each Holder acknowledges and agrees that the Company’s obligations hereunder shall be subject to the Holder’s compliance with the following obligations):

(a)    furnish to the Company such information regarding such Holder and the plan and method of distribution of Registrable Securities intended by such Holder as shall be required by law or by the Commission in connection with the registration of such Holder’s Registrable Securities and promptly thereafter notify the Company of any changes to such information that to such Holder’s knowledge would be required to be updated in a Registration Statement filed under this Agreement, including promptly notifying the Company if it becomes aware of any information regarding such Holder or its intended plan and method of distribution, as a result of which a Prospectus included in a Registration Statement hereunder, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and which untrue statement or omission requires amendment of the Registration Statement or supplementing the Prospectus; and

(b)    in the case of an Underwritten Offering of Registrable Securities pursuant to this Agreement, if requested by the managing underwriter, to enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by each Holder and such other terms and provisions as are customarily contained in such underwriting agreements for selling shareholders, including customary indemnity and contribution provisions and “lock-up” obligations reasonably acceptable to such managing underwriter and such Holder.

ARTICLE VIII

INDEMNIFICATION

8.1    Indemnification by the Company. The Company shall indemnify and hold harmless to the fullest extent permitted by law each Holder, such Holder’s Affiliates and their respective officers, directors, managers, partners, members, stockholders, advisers, counsel and representatives, and each of their respective successors and assigns, any underwriter (as defined in the Securities Act) who participates in the offering or sale of Registrable Securities and each other Person, if any, who controls such Holder or any such underwriter (each such Person being sometimes referred to as an “Indemnified Person”), against any and all losses, claims, damages, liabilities (joint or several) and reasonable expenses (including reasonable costs of investigations and reasonable legal expenses) (each a “Loss” and collectively “Losses”), to which such Indemnified Person may become subject, to the extent that such Losses arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement in which such Registrable Securities were included for registration under the Securities Act, including any preliminary or summary Prospectus or any final Prospectus included in such Registration Statement (or any amendment or supplement to such Registration Statement or Prospectus) or any document incorporated by reference therein, (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus in light of the circumstances under which they were made) not misleading or (C) any violation or alleged violation by the Company (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law; provided, however, that the Company shall have no obligation to provide any indemnification or reimbursement hereunder to a Holder for any Losses arising out of or based on (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder expressly for inclusion in such Registration Statement, preliminary Prospectus, final Prospectus, amendment or supplement (except to the extent such information has been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim) (a “Holder Fault”), or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of Holders), if the Company, in accordance with Section 7.1(d), notified such Holder that a Prospectus included an untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and corrected such misstatement or omission in an amended or supplemented Prospectus provided to such Holder prior to the confirmation of the sale of the Registrable Securities to the Person asserting any such Loss, and such Holder failed to deliver a copy of the amended or supplemented Prospectus at or prior to such confirmation of sale.

8.2    Indemnification by the Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the Company’s controlled Affiliates and their respective officers, directors, managers, partners and representatives, and each of their respective successors and assigns (each such Person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon any Holder Fault by such Holder but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein;. ; provided, however, that the indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided, further, that in no event shall the aggregate amounts payable by any Holder liable for a Holder Fault by way of indemnity or contribution under Section 8.2 or Section 8.4 exceed the proceeds from the offering received by such Holder (net of any selling expenses paid by such Holder), except in the case of fraudulent misrepresentation or willful misconduct by such Holder. The obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities liable for such Holder Fault, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

8.3    Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 8.1 or Section 8.2 (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Section 8.1 or Section 8.2, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee reasonably promptly after receiving the aforesaid notice, to assume the defense thereof with counsel selected by such indemnify party and reasonably satisfactory to such Indemnitee. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the indemnifying party shall not have employed counsel to take charge of the defense of such Action reasonably promptly after notice of the commencement thereof or (ii) such Indemnitee reasonably and in good faith shall have concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party that, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i) or (ii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of counsel for the Indemnitee shall be borne by the indemnifying party; it being understood, however, that the indemnifying party shall not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnitees hereunder, or for fees and expenses that are not reasonable. Anything in this Section 8.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent, which shall not be unreasonably withheld, delayed or conditioned. No indemnifying party shall, without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which the Indemnitee would be entitled to indemnification or contribution hereunder (whether or not the Indemnitee is an actual party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes an admission of fault, culpability or a failure to act by or on behalf of the Indemnitee.

8.4    Contribution. If the indemnification provided for in this Article VIII is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

ARTICLE IX

REGISTRATION EXPENSES

9.1    Registration Expenses. The Company shall pay all expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (iv) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (v) the reasonable fees and expenses of any special experts retained by the Company, (vi) fees and expenses in connection with any review of underwriting arrangements by FINRA, (vii) reasonable fees and expenses of not more than one counsel for the Participating Holders (as a group), (viii) fees and expenses in connection with listing, if applicable, the Registrable Securities on a securities exchange, (ix) all printing, duplicating, distribution and delivery expenses, and (x) if the underwriter for any Underwritten Offering reasonably determines a “road show” is necessary, all expenses incurred by the Company related to the road show for such Underwritten Offering, and, if the managing underwriter requests the participation of any Participating Holder in such road show, all reasonable and documented out of pocket expenses of any such Participating Holder. Notwithstanding the foregoing, in connection any offerings pursuant to a Registration Statement filed in accordance with this Agreement, each Participating Holder shall pay (a) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Participating Holder in connection with an Underwritten Offering, (b) any fees and expenses of brokers or counsel to such Participating Holder (other than as set forth in clause (vii) of the immediately preceding sentence) and (c) any applicable transfer or similar taxes.

ARTICLE X

MISCELLANEOUS

10.1    Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

if to any Holder or the Holder Representative, addressed to it at the address set forth on such Holder’s signature page attached hereto, or at:

and if to the Company, at:

Sky Harbour LLC

136 Tower Road, Hangar M, Westchester County Airport

White Plains, NY 10604

with copies to:

Mitchell Presser

Morrison & Foerster LLP

250 West 55th Street

New York, NY 10019-9601

Omar Pringle

Morrison & Foerster LLP

250 West 55th Street

New York, NY 10019-9601

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served and received on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier. Each Holder acknowledges and agrees that, as of the date hereof, it holds the number of Registrable Securities set forth next to its name on Schedule I attached hereto. Any Person that desires to become a Holder in accordance with the terms of this Agreement shall provide written notice to the Company setting forth its address and the number of Registrable Securities held by such Person and agreeing to be bound by the terms hereof, and upon receipt of such notice the Company shall amend Schedule I attached hereto to reflect such Holder, its address and the number of Registrable Securities held thereby without any further action or consent required from the parties to this Agreement. From time to time and promptly following a written request by the Company, each such Holder shall provide written notice to the Company of any increase or decrease in the number of Registrable Securities held by such Person, and upon receipt of any such notice, the Company shall amend Schedule I attached hereto to reflect such increase or decrease in the number of Registrable Securities held by such Person without any further action or consent required from the parties to this Agreement; provided that if any such Holder discloses such increase or decrease in the number of Registrable Securities held by such person in any filing made pursuant to Section 13 or 16 of the Exchange Act, such Holder shall be deemed to have provided notice to the Company as provided in this sentence. Solely for purposes of this Agreement, in determining the number of Registrable Securities outstanding at any time and the Holders thereof, the Company shall be entitled to rely on Schedule I attached hereto (as so amended in accordance with the terms of this Agreement to reflect all such written notices received by the Company from time to time).

10.2    Priority on Demand Registrations. Notwithstanding anything contained herein to the contrary, in the event that the Commission limits the amount of Registrable Securities that may be included and sold by Holders in any Registration Statement, pursuant to Rule 415 or any other basis, the Company may reduce the number of Registrable Securities included in such Registration Statement on behalf of the Holders in whole or in part (in case of an exclusion as to a portion of such Registrable Securities, such portion shall be allocated pro rata among the Participating Holders based on the relative number of Registrable Securities then held by each such Participating Holder (provided that any securities thereby allocated to a Participating Holder that exceed such Participating Holder’s request shall be reallocated among the remaining Participating Holders in like manner)) (such excluded Registrable Securities, the “Reduction Securities”); provided, however, that prior to making any such reduction, the Company shall be obligated to use its reasonable best efforts to advocate with the Commission for the Registration of all of the Registrable Securities. In such event the Company shall give the Holders prompt written notice of the number of such Reduction Securities excluded and the Company will not be liable for any damages under this Agreement in connection with the exclusion of such Reduction Securities. The Company shall use its reasonable best efforts at the first opportunity that is permitted by the Commission to register for resale the Reduction Securities. Such new Registration Statement shall be on Form S-3 (except if the Company is not then eligible to Register for resale the Reduction Securities on Form S-3, such Registration Statement shall be on another appropriate form for such purpose). The Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire period required by this Agreement.

10.3    Rule 144 and Regulation S Compliance. The Company covenants that it will use reasonable best efforts to (a) file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the reasonable request of any Holder, use reasonable best efforts to make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 or Regulation S), and (b) take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Regulation S or any similar rule or regulation hereafter adopted by the Commission. Upon the reasonable request of a Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

10.4    Successors and Assigns. Any Holder may assign its rights under this Agreement to (i) any Affiliate transferee of all or a portion of such Holder’s Registrable Securities or (ii) any non-Affiliate transferee of such Holder’s Registrable Securities; provided, that, in the case of a non-Affiliate transferee, after giving effect to such transfer, such non-Affiliate transferee beneficially owns Registrable Securities that represent not less than 20% of such Holder’s Registrable Securities outstanding as of the date of such transfer; and provided, further, that in each case, such transferee agrees in writing in form and substance reasonably acceptable to the Company to be bound by the terms of this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. To the extent that the Company is not the Company Public Entity, this Agreement shall be automatically assigned by the Company to the Company Public Entity upon completion of the Qualified Public Event, without any further action.

10.5    Amendments; Waivers. This Agreement may be amended, supplemented or otherwise modified and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by the Company and Holders then holding a majority of the Registrable Securities; provided that if (x) any such modification, amendment, supplement, termination or waiver would adversely and disproportionately affect any Holder in a manner different than the Holders voting in favor thereof, for a reason other than a difference in the amount or percentage of Registrable Securities beneficially owned by such Holder, such modification, amendment, supplement, termination or waiver will also require the prior written approval of the holders of a majority of the Registrable Securities (determined on an as-converted basis) held by the Holder(s) so adversely and disproportionately affected. No provision of this Agreement affecting a party may be waived except pursuant to a writing signed by the party so waiving.

10.6    Calculations of Beneficial Ownership. Any calculations of beneficial ownership for purposes of this Agreement shall be calculated in accordance with Rule 13(d) of the Exchange Act.

10.7    No Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies on any persons that are not party hereto other than as expressly set forth in Article VIII.

10.8    Remedies. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

10.9    Termination of Registration Rights. This Agreement shall automatically terminate as to any Holder, at such time when such Holder ceases to hold any Registrable Securities (including, for the avoidance of doubt, upon the occurrence of any of the events set forth in the definition of “Registrable Securities” herein following which securities will cease to be deemed Registrable Securities hereunder). This Agreement shall terminate automatically, and the Company shall have no further obligations hereunder, at such time when no Holder holds Registrable Securities.

10.10    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.11    Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

10.12    Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF Delaware. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of Delaware or Court of Chancery of the State of Delaware and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.1, such service to become effective ten days after such mailing.

10.13    Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

10.14    Entire Agreement. This Agreement (i) embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein and (ii) supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

10.15    Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

10.16    Authorship. The parties agree that the terms and language of this Agreement are the result of negotiations among the parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

Sky Harbour LLC

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer

[Holders]

By:
Name:
Title:

Signature Page to Registration Rights Agreement

SCHEDULE I

Name of Holder/Additional Holder	Address of Holder/Additional Holder	Number of Registrable Securities Held
Due West Partners LLC	8260 SE 31st St Mercer Island, WA 98040	15,000 Series A Preferred Units
Center Sky Harbour LLC	9355 Wilshire Blvd Suite 350 Beverly Hills, CA 90210	15,000 Series A Preferred Units
Walter Jackson	418 Carriage Lane Wyckoff, NJ 07481	531.25 Series A Preferred Units
Joshua Lobel	5646 Meadowood Road Dallas, TX 75220	531.25 Series A Preferred Units
Haydeh Davoudi	4618 Staunton Street Houston, TX 77027	125 Series A Preferred Units
Amodae Capital LLC	400 W 63rd St, 2101 New York, NY 10069	62.5 Series A Preferred Units
BOC YAC Funding LLC	1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102	8,049.409 Series B Preferred Units
Tal Keinan	159 West 91st Street New York, NY 10024	27,035.04 Founder Units